Exhibit 99.1

Fleet Status Report October 08, 2009 Transocean Ltd. (NYSE: RIG)

Transocean Ltd. (NYSE: RIG) Fleet Status Report

Updated: October 8, 2009

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned «

Rig Type/Name	Floater Type		Yr. (1) Entered Service	Water Depth (Feet)	Drilling Depth (Feet)	Location	Client	Estimated Contract Start/Idle Date (26)	Estimated Expiration /Out of Service (2)(26)	Current Contract Dayrate (3) (Dollars)		Previous Contract Dayrate (3) (Dollars)
Rigs Under Construction (8)
Discoverer Americas (16)	ship	«	TBA	12,000	40,000	USGOM	StatoilHydro	See Footnote 5	See Footnote 5	475,000		N/A
Discoverer Inspiration (16)	ship	«	TBA	12,000	40,000	USGOM	Chevron	See Footnote 6	See Footnote 6	472,000		N/A
Deepwater Champion (16)	ship	«	TBA	12,000	40,000	TBA	ExxonMobil	See Footnote 7	See Footnote 7	See Footnote 7		N/A
Dhirubhai Deepwater KG2	ship	«	TBA	10,000	35,000	India	Reliance	See Footnote 9	See Footnote 9	See Footnote 9		N/A
Discoverer India	ship	«	TBA	10,000	35,000	India	Reliance	See Footnote 10	See Footnote 10	See Footnote 10		N/A
Petrobras 10000 (16),(23)	ship	«	TBA	10,000	37,500	Angola	Petrobras	See Footnote 23	See Footnote 23	See Footnote 23		N/A
Discoverer Luanda (16)	ship	«	TBA	7,500	40,000	Angola	BP	See Footnote 11	See Footnote 11	See Footnote 11		N/A
Development Driller III (16)	semi	«	TBA	7,500	30,000	USGOM	BP	See Footnote 12	See Footnote 12	403,000		N/A
High Specification Floaters:
Ultra-Deepwater (20)
Discoverer Clear Leader (16), (4)	ship	«	2009	12,000	40,000	USGOM	Chevron	Aug-09	Jul-14	469,000		N/A
Dhirubhai Deepwater KG1(8)	ship	«	2009	12,000	35,000	India	Reliance	Aug-09	Aug-14	510,000		N/A
Discoverer Deep Seas (16)	ship	«	2001	10,000	35,000	USGOM	Chevron	Mar-09	Feb-11	512,000		335,000
Discoverer Enterprise (16)	ship	«	1999	10,000	35,000	USGOM	BP	Dec-07	Mar-11	523,000		191,000
Discoverer Spirit (16)	ship	«	2000	10,000	35,000	USGOM	Anadarko	Dec-07	Feb-11	505,000		298,000
						USGOM	Anadarko	Mar-11	Jan-14	520,000		505,000
								Apr-10	70 days Shipyard or Project
GSF C.R. Luigs (16)	ship	«	2000	10,000	35,000	USGOM	BHP Billiton	Sep-09	Nov-13	510,000		411,000
								Mar-10	55 days Shipyard or Project	510,000		510,000
GSF Jack Ryan (16)	ship	«	2000	10,000	35,000	Nigeria	Total	Jun-09	Jun-13	425,000		297,000
Deepwater Discovery	ship	«	2000	10,000	30,000	Brazil	Devon	Oct-09	Jan-14	463,000	(15),(16)	425,000
								Nov-09	14 days Shipyard or Project
								Jul-10	85 days Shipyard or Project
Deepwater Frontier	ship	«	1999	10,000	30,000	India	Reliance	Aug-08	Aug-11	477,000		320,000
Deepwater Millennium (15), (16)	ship	«	1999	10,000	30,000	Brazil	Anadarko	Nov-08	Jul-10	493,000		302,000
						USGOM	Anadarko	Aug-10	May-13	535,000		493,000
Deepwater Pathfinder	ship	«	1998	10,000	30,000	Nigeria / Sao Tome	Addax	Aug-09	Dec-09	600,000	(15)	395,000
						Ivory Coast	Lukoil	Dec-09	Feb-10	630,000		600,000
						USGOM	Eni	Feb-10	Feb-15	650,000	(16)	630,000
								Apr-10	95 days Shipyard or Project
Deepwater Horizon (16)	semi	«	2001	10,000	30,000	USGOM	BP	Oct-07	Oct-10	See Footnote 13		278,000
						USGOM	BP	Oct-10	Oct-13	497,000
Deepwater Expedition	ship	«	1999	10,000	30,000	India	Reliance	Jul-08	Sep-10	375,000		320,000
						Malaysia	Petronas/BHP	Nov-10	Nov-13	640,000	(16)	375,000
								Sep-10	50 days Shipyard or Project
Cajun Express (16)	semi	«	2001	8,500	35,000	USGOM	Chevron	Aug-07	Jan-10	493,000		216,000
								Jan-10	115 days Shipyard or Project
						Brazil	Petrobras	May-10	May-13	510,000	(28),(15)	493,000
Deepwater Nautilus (16)	semi		2000	8,000	30,000	USGOM	Shell	Dec-08	Dec-11	538,000		493,000
GSF Explorer	ship	«	1972/1998	7,800	30,000	Angola	BP	Jun-07	Jan-10	426,000	(16)	365,000
								Jan-10	125 days Mob/ Contract Prep
						Indonesia	Marathon-led Consortium	May-10	Apr-12	510,000		426,000
GSF Development Driller I (16)	semi	«	2004	7,500	37,500	USGOM	BHP Billiton	Jun-08	Sep-12	514,000		220,000
								Mar-10	45 days Shipyard or Project
GSF Development Driller II (16)	semi	«	2004	7,500	37,500	USGOM	BP	Nov-08	Jan-14	580,000		208,000
Sedco Energy (15), (16)	semi	«	2001	7,500	30,000	Nigeria	Chevron	Jan-08	Jan-11	487,000		202,000
Sedco Express (16)	semi	«	2001	7,500	30,000	Angola	BP	Jun-05	May-10	188,000	(14)	125,000
								Jun-10	100 days Mob/ Contract Prep
						Mediterranean Sea	Noble Energy	Sep-10	Dec-11	530,000	(16)	188,000
Deepwater (16)
Deepwater Navigator (15)	ship	«	2000	7,200	25,000	Brazil	Petrobras	Mar-07	Feb-11	188,000		300,000
						Brazil	Petrobras	Mar-11	Jul-16	372,000	(14)	188,000
								Apr-10	180 days Shipyard or Project
Discoverer 534	ship	«	1975/1991	7,000	25,000	India	Reliance	Dec-07	Jul-10	250,000		245,000
Discoverer Seven Seas	ship	«	1976/1997	7,000	25,000	India	ONGC	Jul-08	Jul-11	316,000		292,000
Transocean Marianas (16)	semi		1979/1998	7,000	25,000	USGOM	BP	Dec-07	Dec-09	446,000		528,000
						USGOM	Eni	Dec-09	Dec-11	565,000		446,000
Sedco 706 (15), (16)	semi	«	1976/1994/ 2008	6,500	25,000	Brazil	Chevron	Apr-09	May-14	311,000		N/A
Sedco 702 (15), (16)	semi	«	1973/2007	6,500	25,000	Nigeria	Shell	Mar-08	Mar-11	350,000		N/A

Transocean Ltd. (NYSE: RIG) Fleet Status Report

Updated: October 8, 2009

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned «

Rig Type/Name	Floater Type		Yr. (1) Entered Service	Water Depth (Feet)	Drilling Depth (Feet)	Location	Client	Estimated Contract Start/Idle Date (26)	Estimated Expiration /Out of Service (2)(26)	Current Contract Dayrate (3) (Dollars)		Previous Contract Dayrate (3) (Dollars)
Sedco 707 (15)	semi	«	1976/1997	6,500	25,000	Brazil	Petrobras	Dec-05	Nov-09	188,000		N/A
						Brazil	Petrobras	Nov-09	Apr-15	390,000	(14)	188,000
								Dec-09	14 days Shipyard or Project
GSF Celtic Sea (15), (16)	semi		1982/1998	5,750	25,000	Brazil	British Gas	Jan-09	Jan-11	486,000		342,000

Transocean Ltd. (NYSE: RIG) Fleet Status Report

Updated: October 8, 2009

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned «

Rig Type/Name	Floater Type		Yr. (1) Entered Service	Water Depth (Feet)	Drilling Depth (Feet)	Location	Client	Estimated Contract Start/Idle Date (26)	Estimated Expiration /Out of Service (2)(26)	Current Contract Dayrate (3) (Dollars)		Previous Contract Dayrate (3) (Dollars)
Jack Bates	semi		1986/1997	5,400	30,000	Australia	Hess	Jun-09	Jul-10	376,000	(22)	519,000
Sedco 709 (15)	semi	«	1977/1999	5,000	25,000	Nigeria	Shell	Oct-06	Oct-09	205,000		175,000
M.G. Hulme, Jr.	semi		1983/1996	5,000	25,000	Nigeria	Eni	Sep-08	Dec-09	430,000	(15)	430,000
								Dec-09	250 days Shipyard or Project
						Libya	Gazprom	Aug-10	Jul-11	495,000	(16),(25)	430,000
Transocean Richardson (14), (16)	semi		1988	5,000	25,000	Angola	Chevron	Aug-07	Jul-10	459,000		456,000
Jim Cunningham (16)	semi		1982/1995	4,600	25,000	Angola	ExxonMobil	Apr-09	Oct-09	450,000		372,000
						Angola	ExxonMobil	Nov-09	Jan-10	257,000		450,000
						Angola	ExxonMobil	May-10	Oct-12	450,000		257,000
Sedco 710 (14), (15)	semi	«	1983	4,500	25,000	Brazil	Petrobras	Dec-08	Oct-10	126,000		121,000
						Brazil	Petrobras	Oct-10	Feb-17	282,000		126,000
Transocean Rather (15), (16)	semi		1988	4,500	25,000	UKNS	Dong E&P	Oct-09	Oct-09	467,000		517,000
Sovereign Explorer (16)	semi		1984	4,500	25,000	Brazil	Repsol	Jun-09	Apr-10	391,000	(15)	389,000
Harsh Environment (5)
Henry Goodrich (16)	semi		1985/2007	5,000	30,000	Canada	StatoilHydro	Jun-07	Oct-10	381,000		173,000
								Apr-10	75 days Shipyard or Project
Transocean Leader (15), (16)	semi		1987/1997	4,500	25,000	NNS	StatoilHydro	Sep-09	Mar-12	452,000		340,000
Paul B. Loyd, Jr. (15), (16)	semi		1990	2,000	25,000	UKNS	BP	Apr-09	Mar-12	480,000		312,000
								Sep-10	70 days Shipyard or Project
Transocean Arctic (15), (16)	semi		1986	1,650	25,000	NNS	StatoilHydro	Jan-07	Aug-11	282,000		195,000
								Aug-09	85 days Shipyard or Project
Polar Pioneer (15), (16)	semi		1985	1,500	25,000	NNS	StatoilHydro	Jul-09	Feb-10	302,000		295,000
						NNS	StatoilHydro	Feb-10	Jan-14	496,000		302,000
Midwater Floaters (27)
Sedco 700	semi		1973/1997	3,600	25,000	Eq. Guinea			Stacked
Transocean Legend	semi		1983	3,500	25,000	Australia	ConocoPhillips	Sep-09	Mar-10	300,000		450,000
						Aus./E. Timor	ENI	Mar-10	Dec-10	298,000		300,000
Transocean Amirante (16)	semi		1978/1997	3,500	25,000	USGOM	Eni	Jul-08	Apr-11	361,000		325,000
GSF Arctic I (15), (16)	semi		1983/1996	3,400	25,000	Brazil	Shell	Mar-08	Oct-10	289,000		265,000
								Jan-10	21 days Shipyard or Project
C. Kirk Rhein, Jr.	semi		1976/1997	3,300	25,000	Malaysia			Stacked
Transocean Driller (14), (15)	semi		1991	3,000	25,000	Brazil	Petrobras	Aug-06	Jul-10	115,000		53,000
						Brazil	Petrobras	Jul-10	Aug-16	262,000		115,000
GSF Rig 135 (16)	semi		1983	2,800	25,000	Congo	Total	Oct-07	Dec-09	325,000		325,000
						Congo	Total	Dec-09	Apr-10	380,000		325,000
GSF Rig 140 (16)	semi		1983	2,400	25,000	Eq. Guin.	ExxonMobil	Dec-09	May-11	435,000		256,000
Falcon 100 (14), (15)	semi		1974/1999	2,400	25,000	Brazil	Petrobras	Mar-08	Apr-13	239,000		180,000
								Sep-10	14 days Shipyard or Project
GSF Aleutian Key (16)	semi		1976/2001	2,300	25,000	Angola	Sonangol	Aug-09	Jan-10	357,000		495,000
Sedco 703	semi		1973/1995	2,000	25,000	Malaysia			Stacked
Sedco 711 (15)	semi		1982	1,800	25,000	UKNS	Shell	Dec-08	Nov-10	384,000		283,000
Transocean John Shaw (15)	semi		1982	1,800	25,000	UKNS	Petrofac	Aug-08	Oct-09	352,000		380,000
GSF Arctic III	semi		1984	1,800	25,000	Italy			Stacked
Sedco 712	semi		1983	1,600	25,000	UKNS			Stacked
Sedco 714 (15), (16)	semi		1983/1997	1,600	25,000	UKNS	Total	Aug-09	Nov-10	391,000		236,000
								Oct-09	65 days Shipyard or Project
GSF Arctic IV (16), (21)	semi		1983/1999	1,500	25,000	UKNS	Shell	Sep-07	Sep-10	275,000		185,000
GSF Grand Banks (16)	semi		1984	1,500	25,000	East Canada	Husky	Jan-08	Feb-11	356,000		144,000
								Jun-09	150 days Shipyard or Project
Actinia	semi		1982	1,500	25,000	Malaysia			Idle
Sedco 601 (16)	semi		1983	1,500	25,000	Malaysia	Petronas Carigali	Jan-08	Jan-11	255,000		268,000
								Jan-10	21 days Shipyard or Project
Sedneth 701	semi		1972/1993	1,500	25,000	Angola	Chevron	Sep-09	Dec-09	366,000		90,000
Transocean Winner (15), (16)	semi		1983	1,500	25,000	NNS	Lundin	Oct-09	Nov-12	446,000		375,000
Transocean Searcher (15), (16)	semi		1983/1988	1,500	25,000	NNS	StatoilHydro	May-09	Sep-12	415,000		395,000
Transocean Prospect (15)	semi		1983/1992	1,500	25,000	UKNS	Nexen	Nov-08	Oct-10	367,000		207,000
J.W. McLean (15)	semi		1974/1996	1,250	25,000	UKNS	Petro-Canada	May-09	Feb-10	422,000	(16)	389,000
GSF Arctic II (21)	semi		1982	1,200	25,000	UKNS			Rig to be sold
Sedco 704 (15), (16)	semi		1974/1993	1,000	25,000	UKNS	ADTI	Nov-08	Oct-09	371,000	(20)	316,000
						UKNS	Shell	Oct-09	Sep-11	427,000		371,000
High Specification Jackups (10)
GSF Constellation I (16)			2003	400	30,000	Trinidad	BP	Aug-09	Jan-10	110,000		220,000
GSF Constellation II (16)			2004	400	30,000	Egypt	BP	Jun-07	Mar-10	194,000		170,000
GSF Galaxy I			1991/2001	400	30,000	UKNS			Stacked
GSF Galaxy II			1998	400	30,000	UKNS			Stacked

Transocean Ltd. (NYSE: RIG) Fleet Status Report

Updated: October 8, 2009

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned «

Rig Type/Name	Floater Type	Yr. (1) Entered Service	Water Depth (Feet)	Drilling Depth (Feet)	Location	Client	Estimated Contract Start/Idle Date (26)	Estimated Expiration /Out of Service (2)(26)	Current Contract Dayrate (3) (Dollars)		Previous Contract Dayrate (3) (Dollars)
GSF Galaxy III (15), (16)		1999	400	30,000	UKNS	Nexen	Oct-07	Aug-11	109,000		100,000
GSF Baltic (15), (16)		1983	375	25,000	Nigeria	ExxonMobil	May-09	May-10	248,000		213,000
GSF Magellan		1992	350	30,000	Holland			Stacked
GSF Monarch		1986	350	30,000	UKNS	Shell	Sep-09	Jul-10	212,000	(15),(24)	207,000
GSF Monitor		1989	350	30,000	Trinidad			Stacked
Trident 20		2000	350	25,000	Caspian	Petronas Carigali	Jan-06	Dec-09	130,000		90,000
							Oct-09	25 days Shipyard or Project
					Caspian	Petronas Carigali	Dec-09	Dec-12	185,000		130,000
							Aug-10	60 days Shipyard or Project

Transocean Ltd. (NYSE: RIG) Fleet Status Report

Updated: October 8, 2009

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned «

Rig Type/Name	Floater Type	Yr. (1) Entered Service	Water Depth (Feet)	Drilling Depth (Feet)	Location	Client	Estimated Contract Start/Idle Date (26)	Estimated Expiration /Out of Service(2)(26)	Current Contract Dayrate (3) (Dollars)		Previous Contract Dayrate (3) (Dollars)
Standard Jackups (55)
Trident IX		1982	400	20,000	Vietnam	JVPC	Mar-09	Oct-09	200,000		210,000
Trident 17 (16)		1983	355	25,000	Malaysia	Petronas Carigali	Sep-07	Apr-10	185,000		195,000
GSF Adriatic II		1981	350	25,000	Gabon			Stacked
GSF Adriatic IX (16)		1981	350	25,000	Nigeria	Afren	Sep-09	May-10	97,000		188,000
GSF Adriatic X		1982	350	30,000	Egypt	Petrobel	Nov-08	Oct-10	182,000		150,000
							Feb-10	14 days Mob
GSF Key Manhattan		1980	350	25,000	Croatia			Idle / Contract Prep
					Italy	Eni	Feb-10	Feb-13	137,000
GSF Key Singapore		1982	350	25,000	Egypt			Stacked
GSF Adriatic VI		1981	328	25,000	Gabon			Stacked
GSF Adriatic VIII (15), (16)		1983	328	25,000	Nigeria	ExxonMobil	Apr-09	Mar-10	230,000		190,000
							Nov-09	30 days Shipyard or Project
C.E. Thornton (15)		1974	300	25,000	India	ONGC	Oct-08	Oct-11	122,000		45,000
							Oct-09	14 days Shipyard or Project
D.R. Stewart		1980	300	25,000	Italy	Eni	Apr-07	Mar-10	168,000		57,000
							Nov-09	20 days Shipyard or Project
F.G. McClintock		1975	300	25,000	India	ONGC	Oct-08	Oct-11	145,000		50,000
							Dec-09	14 days Shipyard or Project
G.H. Galloway		1984	300	25,000	Croatia			Stacked
GSF Adriatic I		1981	300	25,000	Gabon			Stacked
GSF Adriatic V		1979	300	25,000	Gabon			Stacked
GSF Adriatic XI		1983	300	25,000	Malaysia			Stacked
GSF Compact Driller		1992	300	25,000	Thailand	Chevron	Apr-09	Apr-12	120,000	(27)	196,000
							Mar-10	14 days Shipyard or Project
GSF Galveston Key		1978	300	25,000	Vietnam	Cuu Long JOC	Sep-09	Mar-10	202,000		197,000
GSF Key Gibraltar		1976/1996	300	25,000	Malaysia			Stacked
GSF Key Hawaii		1982	300	25,000	Bahrain			Stacked
GSF Labrador		1983	300	25,000	UKNS	E.On	Mar-09	Feb-10	205,000		210,000
					UKNS	Dana	Feb-10	Mar-10	220,000		205,000
GSF Main Pass I		1982	300	25,000	Saudi Arabia	Saudi Aramco	Jul-07	Jul-11	164,000		100,000
GSF Main Pass IV		1982	300	25,000	Saudi Arabia	Saudi Aramco	Aug-07	Jul-11	164,000		100,000
							Nov-09	15 days Shipyard or Project
GSF Parameswara (16)		1983	300	20,000	Indonesia	Total	Mar-09	Nov-10	168,000		106,000
							Apr-10	20 days Shipyard or Project
GSF Rig 134		1982	300	20,000	Malaysia	Petronas Carigali	Apr-07	Apr-10	166,000		128,000
GSF Rig 136		1982	300	25,000	Malaysia			Stacked
Harvey H. Ward		1981	300	25,000	Malaysia	Talisman	Apr-09	Aug-10	150,000		110,000
Interocean III		1978/1993	300	25,000	Egypt			Stacked
J.T. Angel		1982	300	25,000	India	ONGC	Mar-07	Mar-10	148,000		105,000
Randolph Yost		1979	300	25,000	India	ONGC	Mar-07	Feb-10	148,000		61,000
Roger W. Mowell		1982	300	25,000	Malaysia	Talisman	Apr-09	Aug-10	150,000		110,000
Ron Tappmeyer		1978	300	25,000	India	ONGC	Feb-07	Feb-10	148,000		62,000
							Oct-09	14 days Shipyard or Project
Shelf Explorer		1982	300	20,000	Sakhalin	Venin Holdings	Jun-09	Nov-09	210,000	(25)	150,000
Transocean Nordic		1984	300	25,000	Malaysia			Stacked
Trident 15		1982	300	25,000	Thailand	Chevron	Feb-06	Mar-12	100,000	(17)	60,000
Trident 16 (16)		1982	300	25,000	Vietnam	Petronas Carigali	Feb-08	Feb-10	189,000		195,000
					Malaysia	Petronas Carigali	Mar-10	Aug-11	180,000		189,000
Trident II		1977/1985	300	25,000	India	ONGC	Apr-07	Apr-10	140,000		148,000
Trident IV		1980/1999	300	25,000	Gabon			Stacked
Trident VIII		1981	300	21,000	Gabon			Stacked
Trident XII		1982/1992	300	25,000	India	ONGC	Jan-07	Jan-10	140,000		148,000
Trident XIV		1982/1994	300	20,000	Angola	Chevron	May-09	May-10	195,000		98,000
GSF High Island II		1979	270	20,000	Saudi Arabia	Saudi Aramco	Jul-07	Jul-11	164,000		100,000
							Jan-10	21 days Shipyard or Project
GSF High Island IV		1980/2001	270	20,000	Saudi Arabia	Saudi Aramco	May-07	May-11	164,000		107,000
							Dec-10	15 days Shipyard or Project
GSF High Island V		1981	270	20,000	Congo			Stacked
GSF High Island IX		1983	250	20,000	Ghana			Stacked
GSF High Island VII		1982	250	20,000	Cameroon	Total	Jan-09	Mar-10	170,000	(16)	160,000
GSF Rig 103		1974	250	20,000	Egypt			Stacked
GSF Rig 105		1975	250	20,000	Egypt	Petrobel	Mar-08	Feb-11	112,000		90,000
							Feb-10	21 days Shipyard or Project
GSF Rig 124		1980	250	20,000	Egypt	PetroSA	Nov-08	Nov-09	120,000		110,000
GSF Rig 127		1981	250	20,000	Bahrain			Stacked
GSF Rig 141		1982	250	20,000	Egypt	Petrogulf	Nov-08	Oct-09	120,000		115,000
Transocean Comet		1980	250	20,000	Egypt	GUPCO	Oct-07	Oct-09	112,000		62,000
Transocean Mercury		1969/1998	250	20,000	Egypt	Petrobel	Feb-08	Jan-10	110,000		58,000

Transocean Ltd. (NYSE: RIG) Fleet Status Report

Updated: October 8, 2009

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned «

Rig Type/Name	Floater Type	Yr. (1) Entered Service	Water Depth (Feet)	Drilling Depth (Feet)	Location	Client	Estimated Contract Start/Idle Date (26)	Estimated Expiration /Out of Service (2)(26)	Current Contract Dayrate (3) (Dollars)	Previous Contract Dayrate (3) (Dollars)
Trident VI		1981	220	21,000	Vietnam	Vietsovpetro	Mar-09	Oct-09	137,000	193,000
GSF Britannia		1968	200	20,000	UKNS	Shell	Dec-08	Oct-09	110,000	110,000
Swamp Barges (2)
Searex 4		1981/1989	21	25,000	Singapore			Stacked
Hibiscus (16), (18)		1979/1993	25	16,000	Indonesia	Total	Oct-07	Dec-12	73,000	74,000

Transocean Ltd. (NYSE: RIG) Fleet Status Report

Updated: October 8, 2009

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned «

Rig Type/Name	Floater Type		Yr. (1) Entered Service	Water Depth (Feet)	Drilling Depth (Feet)	Location	Client	Estimated Contract Start/Idle Date (26)	Estimated Expiration /Out of Service (2)(26)	Current Contract Dayrate (3) (Dollars)		Previous Contract Dayrate (3) (Dollars)
Other (1)
Joides Resolution (16), (19)	ship	«	1978	27,000	30,000	Worldwide	TAMRF	Jan-09	Jan-14	66,000		35,000
Fixed-Price Options (30)
High Specification Floaters:
Ultra-Deepwater
GSF Explorer	ship	«	1972/1998	7,800	30,000	Indonesia	Marathon-led Consortium	Apr-12	Mar-13	510,000		510,000
Deepwater Frontier	ship	«	1999	10,000	30,000	India	Reliance	Aug-11	Sep-11	477,000		477,000
Deepwater
Jack Bates	semi		1986/1997	5,400	30,000	Australia	Hess	Jul-10	Oct-10	376,000	(22)	519,000
Harsh Environment
Transocean Arctic	semi		1986	1,650	25,000	NNS	StatoilHydro	Aug-11	Feb-12	450,000		291,000
Midwater Floaters
Transocean Legend	semi		1983	3,500	25,000	Aus./E. Timor	ENI	Dec-10	May-11	298,000		298,000
								May-11	Dec-11	298,000		298,000
Standard Jackups
GSF Adriatic IX			1981	350	25,000	Nigeria	Afren	May-10	See Footnote 29	See Footnote 29
GSF Parameswara (16)			1983	300	20,000	Indonesia	Total	Nov-10	Nov-12	168,000		168,000
Other
Joides Resolution (16), (19)	ship	«	1978	27,000	30,000	Worldwide	TAMRF	Jan-14	Jan-24	66,000		66,000

Transocean Ltd. (NYSE: RIG) Fleet Status Report

Updated: October 8, 2009

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned «

Remaining 2009 Estimated Potential Out of Service Time By Rig Class

See “Out of Service Days (Shipyards, Mobilizations, etc.)” on the Disclaimers & Definitions page for a full description.

Rig Class	Firm Reported Out-of- Service Days	Additional Estimated Out-of- Service Days	Total
Ultra-Deepwater	34	5	39
Other Deepwater	14	—	14
Other High Spec	50	—	50
Other Floater	243	28	271
High Spec Jackup	29	7	36
Jackup	131	84	215
Other	—	—	—

Total	501	124	625

2010 Estimated Potential Out of Service Time By Rig Class

See “Out of Service Days (Shipyards, Mobilizations, etc.)” on the Disclaimers & Definitions page for a full description.

Rig Class	Firm Reported Out-of- Service Days	Additional Estimated Out-of- Service Days	Total
Ultra-Deepwater	756	37	793
Other Deepwater	421	153	574
Other High Spec	147	—	147
Other Floater	44	148	192
High Spec Jackup	60	37	97
Jackup	63	270	333
Other	—	—	—

Total	1,491	645	2,136

Transocean Ltd. (NYSE: RIG) Fleet Status Report

Updated: October 8, 2009

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned «

Footnotes

(1) Dates shown are the original service date and the date of the most recent upgrade, if any.

(2) Expiration dates represent the company’s current estimate of the earliest date the contract for each rig is likely to expire. Some rigs have two or more contracts in continuation, so the last line shows the estimated earliest availability. Many contracts permit the client to extend the contract. The out of service time represents those days in 2009 and 2010 where the company anticipates that a rig will be out of service and not be available to earn an operating dayrate for a period of 14 days or longer. Please refer to the “Out of Service Days (Shipyards, Mobilizations, Etc.)” section of the Disclaimers & Definitions for a full description.

(3) Represents the full operating dayrate, although the average dayrate over the term of the contract will be lower and could be substantially lower. Does not reflect incentive programs which are typically based on the rig’s operating performance against a performance curve. Please refer to the “Client Contract Duration and Dayrates and Risks Associated with Operations” section of the Disclaimers & Definitions for a description of dayrates.

(4) During the first three years of the contract, the contract dayrate is $469,000. The dayrate for the last two years of the contract is linked to the standard West Texas Intermediate crude oil price with a floor of $40 per barrel resulting in a contract dayrate of $400,000 and a ceiling of $70 per barrel resulting in a contract dayrate of $500,000.

(5) We have been awarded a four-year drilling contract by StatoilHydro for the construction of an enhanced Enterprise-class drillship to be named Discoverer Americas. Operations are expected to commence in October 2009, after shipyard construction followed by sea trials, mobilization to the U.S. Gulf of Mexico and customer acceptance. The contract commencement date is contingent on vendor performance and other factors.

(6) We have been awarded a five-year contract by Chevron for the construction of an enhanced Enterprise-class drillship to be named Discoverer Inspiration. Operations are expected to commence during the first quarter of 2010, after shipyard construction followed by sea trials, mobilization to the U.S. Gulf of Mexico and customer acceptance. The contract commencement date is contingent on vendor performance and other factors.

(7) We have been awarded a five-year contract by Exxon Mobil for the Gusto MSC/P 10,000 design drillship to be named Deepwater Champion. Operations are expected to commence during the first quarter of 2011, after shipyard construction followed by sea trials, mobilization, and customer acceptance. The contract commencement date is contingent on vendor performance and other factors. Depending on the countries of operation during the term of the contract, the dayrate could range from $640,000 to $650,000.

(8) We own a 50 percent interest in this ultra-deepwater Samsung-design drillship through a joint venture company with Pacific Drilling Limited. During the first six months of the contract, the contract dayrate is $495,000. The dayrate for the remaining four and one-half years of the contract is $510,000.

(9) We own a 50 percent interest in this ultra-deepwater Samsung-design drillship to be named Dhirubhai Deepwater KG2 through a joint venture company with Pacific Drilling Limited. The joint venture has been awarded a five-year drilling contract with Reliance for construction of the drillship. Operations are expected to commence during the second quarter of 2010, after shipyard construction followed by sea trials, mobilization to India and customer acceptance. The contract commencement date is contingent on vendor performance and other factors. During the first six months of the contract, the contract dayrate is $495,000. The dayrate for the remaining four and one-half years of the contract is $510,000.

(10) We have been awarded a five-year drilling contract by Reliance for the construction of an enhanced Enterprise-class drillship to be named Discoverer India. Operations are expected to commence during the fourth quarter of 2010, after shipyard construction followed by sea trials, mobilization to India and customer acceptance. The contract commencement date is contingent on vendor performance and other factors. The term of the drilling contract may be extended to seven or 10 years at the client’s election up to one week after mobilization. During the first six months of the contract, the contract dayrate is $537,000. The dayrate over the remaining four and one-half years of the initial five-year term is $557,000. If the client elects to extend the contract to 10 years, then the client may further elect to have the operating dayrate for the second five years of the contract fluctuate based on crude oil prices. In such case, the operating dayrate for the second five years (i) will not be adjusted if crude oil is at $75 per barrel, (ii) will be adjusted upward on a straightline basis if crude oil is between $75 per barrel and $100 per barrel, with a maximum positive adjustment of approximately 10 percent if crude oil is at or above $100 per barrel, and (iii) will be adjusted downward on a straightline basis if crude oil is between $75 per barrel and $50 per barrel, with a maximum negative adjustment of approximately 10 percent if crude oil is at or below $50 per barrel. The client retains the right to terminate the contract for convenience. If the client (i) elects to stay with a five-year term, (ii) elects to extend the contract to seven years, or (iii) elects to extend the contract to 10 years and allow operating dayrates to fluctuate with oil prices, then the termination mechanism in the contract is designed to keep Transocean economically whole for the remaining term of the contract. However, if the client elects to extend the contract to 10 years and the dayrate is fixed, then the client will have a right to terminate the contract for convenience with one year’s prior notice which will result in total payments to Transocean ranging from $1.1 billion over a five-year period to $1.85 billion over a 10-year period (which includes paid and unpaid dayrate as well as a termination fee ranging from $100 million to $175 million), and, depending on the date of termination, may result in a discount to the estimated contract revenues that could have otherwise been generated over the 10-year period.

(11) We own a 65 percent interest in this enhanced Enterprise-class drillship to be named Discoverer Luanda through a joint venture company with Angco Cayman Limited. The contract had an initial term of five years, but was converted at the customer’s election to a seven-year term. Operations are expected to commence during the third quarter of 2010, after shipyard construction followed by sea trials, mobilization to Angola and customer acceptance. The contract commencement date is contingent on vendor performance and other factors. The dayrate to be paid on the seven-year contract period is $430,000.

(12) We have been awarded a seven-year drilling contract by BP for the construction of a Keppel Fels MSC DSS 51 design semisubmersible to be named GSF Development Driller III. Operations are expected to commence in October 2009, after shipyard construction followed by sea trials, mobilization to USGOM and customer acceptance. The contract commencement date is contingent on vendor performance and other factors.

(13) Dayrate for contract period October 2007 through October 2010 to be set using a quarterly average of the stated contract dayrates on the company’s other Ultra-Deepwater, dynamically positioned rigs operating in the U.S. Gulf of Mexico. The dayrate is currently estimated to range from $458,000 beginning in March 2008 to $517,000 in October 2010.

(14) Current contract provides for a bonus incentive opportunity not reflected in the stated current contract dayrate.

(15) Reflects the current contracted dayrate which is comprised of a foreign currency component and which could change due to foreign exchange adjustments.

(16) Reflects the current contracted dayrate which could change due to cost escalations.

(17) Dayrate subject to annual adjustment based on market dayrates within specific parameters.

(18) Owned by a joint venture in which the company owns an 80 percent interest. Dayrate indicated reflects 100 percent of contract rate.

(19) Operated under a management contract with the rig’s owner. The rig is currently engaged in scientific geological coring activities and is owned by an unconsolidated joint venture in which a subsidiary of the company has a 50 percent interest. The dayrate disclosed herein reflects 100 percent of the contracted rate. The company’s 50 percent interest in the joint venture’s earnings is included in other income in its consolidated statement of operations.

(20) For the period of time that this rig is contracted to Applied Drilling Technology International, the drilling management services division of the company’s U.K. operating subsidiary, or Applied Drilling Technology Inc., the company’s U.S. drilling management services subsidiary, accounting rules require that we eliminate the revenues and costs related to those contracts from the contract drilling segment of the consolidated statement of operations.

(21) Transocean has signed the agreement to sale for the GSF Arctic II and GSF Arctic IV while keeping the OFT appraised of progress.

(22) The tax expense related to these contracts has been reduced due to a discrete tax event in the 4th quarter of 2007. In accordance with the terms of these contracts, the dayrate likewise has been reduced from $475,000 per day to $362,000 per day, excluding cost escalation. Taken together, these changes have no effect on after-tax net income.

(23) We have been awarded a 10-year drilling contract by Petrobras to operate the Petrobras 10000, under construction at Samsung Heavy Industries Co. Ltd. yard in Geoje, South Korea. We will acquire the rig from subsidiaries of Petrobras and Mitsui under a 20-year capital lease contract. Operations are expected to commence during the fourth quarter of 2009, after shipyard construction followed by sea trials, mobilization. The contract commencement date is contingent on vendor performance and other factors. The initial contract dayrate is $410,000 excluding taxes. In addition, we are eligible to earn monthly bonuses of up to 12 percent of dayrate.

(24) The client has the right to extend the term of this contract to 24 months, 36 months, 48 months or 60 months at dayrates of $195,000, $185,000, $180,000 or $175,000 by October 30, 2009.

(25) Dayrate excludes taxes for which Transocean will be reimbursed.

(26) As of April 2, 2009, Estimated Contract Start/Idle and Estimated Expiration/Out of Service Dates are calculated as follows: (1) for events estimated to occur between the 1st and 15th of a month, the previous month is reported (i.e. a contract which is estimated to commence on May 4, 2009 will be reported as commencing in April 2009) and (2) for events estimated to occur between the 16th and the end of a month, the actual month is reported (i.e. a contract which is estimated to commence on May 24, 2009 will be reported as commencing in May 2009).

(27) Dayrate is fixed for first 6 months then subject to quarterly adjustment based on market dayrates within specific parameters.

(28) The client has the right within one year of execution to convert the three-year contract to a five-year contract.

(29) The client has the right to extend the term of this contract for either 175 days at a dayrate of $95,000 or 250 days at a dayrate of $90,000 or 425 days at a dayrate of $85,000 by the 120th day following the contract commencement date.

(30) Fixed price options may be exercised at the customer’s discretion. During periods when dayrates on new contracts are increasing relative to existing contracts, the likelihood of customers’ exercising fixed price options increases. During periods when dayrates on new contracts are decreasing relative to existing contracts, the likelihood of customers’ exercising fixed price options declines.

Transocean Ltd. (NYSE: RIG) Fleet Update Summary

DISCLAIMERS & DEFINITIONS

The information contained in this Fleet Update Report (the “Information”) is as of the date of the report only and is subject to change without notice to the recipient. Transocean Ltd. assumes no duty to update any portion of the Information.

DISCLAIMER. NEITHER TRANSOCEAN LTD. NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED “AS IS.” Neither Transocean Ltd. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

No Unauthorized Publication or Use. All information provided by Transocean in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean.

Client Contract Duration, Timing and Dayrates and Risks Associated with Operations. The duration and timing (including both starting and ending dates) of the client contracts are estimates only, and client contracts are subject to cancellation, suspension and delays for a variety of reasons, including some beyond the control of Transocean. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean. Our client contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov. The dayrates do not include revenue for mobilizations, demobilizations, upgrades, shipyards or recharges.

Out of Service Days (Shipyards, Mobilizations, Etc.). Changes in estimated out of service time for 2009 and 2010 are noted where changes in the time Transocean anticipates that a rig will be out of service and not be available to earn an operating dayrate have changed by a period of 60 days or longer since the previously issued Monthly Fleet Update Summary or Comprehensive Fleet Status Report. The changes to estimated out of service time included in this Fleet Update are not firm and could change significantly based on a variety of factors. Any significant changes to our estimates of out of service time for 2009 and 2010 will be reflected in subsequent Monthly Fleet Updates and Comprehensive Fleet Status Reports, as applicable. No estimates are made for 2011 and beyond.

Out of service time is denoted as “Mob/Contract Prep” and “Shipyard or Project” out of service days. Mob/Contract Prep refers to periods during which the rig is being mobilized, demobilized and/or modifications or upgrades are being made as a result of contract requirements. Shipyard or Project refers to periods during which the rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig. Similar Mob/Contract Prep and Shipyard or Project periods of durations under 14 days will occur but are not noted in the Update. In some instances such as certain mobilizations, demobilizations, upgrades and shipyards, we are paid compensation by our clients that is generally recognized over the life of the underlying contract, although such compensation is not typically significant in relation to the revenue generated by the dayrates we charge our clients.

Forward-Looking Statement. The statements made in the Fleet Update that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in the Fleet Update include, but are not limited to, statements involving the estimated duration of client contracts, contract dayrate amounts, future contract commencement dates and locations and planned shipyard projects and other out of service time. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, shipyard delays, actions and approvals of third parties, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, Transocean’s ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, factors affecting the duration of contracts including well-in-progress provisions, the actual amount of downtime, factors resulting in reduced applicable dayrates, hurricanes and other weather conditions, terrorism, political and other uncertainties inherent in non-U.S. operations (including the risk of war, civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in Transocean’s most recently filed Form 10-K, in Transocean’s Forms 10-Q for subsequent periods and in Transocean’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.

Fleet Classification. Transocean uses a rig classification for its semisubmersible rigs and drillships to reflect the company’s strategic focus on the ownership and operation of premium, high specification floating rigs. The rig classification “High Specification Floaters” is comprised of “Ultra-Deepwater” which refers to the latest generation of semisubmersible rigs and drillships possessing the latest technical drilling capabilities and the ability to operate in water depths equal to or greater than 7,500 feet, “Deepwater” which refers to semisubmersible rigs and drillships that possess the ability to drill in water depths equal to or greater than 4,500 feet, and “Harsh Environment” comprised of five of the company’s premium harsh environment rigs, the semisubmersibles Henry Goodrich, Transocean Leader, Paul B. Loyd, Jr., Transocean Arctic and Polar Pioneer. The category titled “Midwater Floaters” represents semisubmersible rigs and drillships that possess the ability to drill in water depths of up to 4,499 feet. The jackup fleet is subdivided into two categories; “High Specification” which consists of harsh environment and high performance jackups and “Standard”.

Stacking. An “Idle” rig is between contracts, readily available for operations, and operating costs are typically at or near normal levels. A “Stacked” rig, on the other hand, is manned by a reduced crew or unmanned and typically has reduced operating costs and is (i) preparing for an extended period of inactivity, (ii) expected to continue to be inactive for an extended period, or (iii) completing a period of extended inactivity.